Exhibit 99.4

CONTRIBUTION AND TRANSACTION AGREEMENT

This Contribution and Transaction Agreement (this “Agreement”), dated as of December 14, 2018, is by and among Refuel America, LLC, a Delaware limited liability company (the “Company”), Gold Medal Group, LLC, a Delaware limited liability company (“Gold Medal”), BioHitech Global, Inc., a Delaware corporation (“BHT”), E.N.A. Renewables, LLC (f/k/a Entsorga North America LLC), a Delaware limited liability company and wholly owned subsidiary of BHT (“ENA”), Apple Valley Waste Technologies Buyer, Inc. (“AV Buyer”), and Apple Valley Waste Technologies, LLC (“AV Tech”).

WHEREAS, reference is made to that certain:

(i) Amended and Restated LLC Agreement of the Company, dated as of the date hereof (the “Company LLCA”). Capitalized terms used but not defined herein shall have the meaning set forth in the Company LLCA;

(ii)  Amended and Restated Limited Liability Company Agreement of Entsorga West Virginia, LLC (“Entsorga”), dated as of December 7, 2016 (the “Entsorga LLCA”);

(iii)  Limited Liability Company Agreement of Rensselaer Resource Recovery LLC (“Rensselaer”), dated as of July 23, 2018 (the “Rensselaer LLCA”); and

(iv)  Limited Liability Company Agreement of New Windsor Resource Recovery LLC (“New Windsor”), dated as of October 19, 2017 (the “New Windsor LLCA”);

(v)  Certificate of Incorporation of AV Buyer, dated as of March 14, 2018 (the “AV Buyer Charter”);

(vi) Advance Agreement, dated as of December 11, 2018, by and between the Company and Gold Medal (the “Advance Agreement”); and

(vii) Business Services Agreement, dated as of February 2, 2018, by and between Entsorga and Apple Valley Waste Services, Inc. (“AVWS”), a wholly owned indirect subsidiary of Gold Medal (the “Existing BSA”).

WHEREAS, pursuant to the Advance Agreement, Gold Medal advanced $3,500,000 to the Company (the “Gold Medal Advance”);

WHEREAS, the Company desires to repay in full the Gold Medal Advance;

WHEREAS, immediately prior to the execution of this Agreement, Gold Medal owns one hundred (100) shares of the Common Stock (as such term is defined in the AV Buyer Charter) of AV Buyer (such shares, the “GM AV Buyer Shares”);

WHEREAS, (A) Gold Medal desires to contribute to the Company, and the Company desires to accept from Gold Medal, (i) $3,500,000 (the “Gold Medal Cash”) and (ii) the GM AV Buyer Shares and (B) in consideration for the foregoing, the Company desires to issue to Gold Medal 4,000,000 Investment Preferred and 4,000,000 Class A Common Units (the “Gold Medal Company Units”);

WHEREAS, immediately prior to the execution of this Agreement, BHT owns 4,410.38 Common Units (as such term is defined in the Entsorga LLCA) of Entsorga (such units, the “BHT Entsorga Units”);

WHEREAS, (A) BHT desires to contribute to the Company, and the Company desires to accept from BHT, (i) the BHT Entsorga Units and (ii) the BHT Contracts (as defined below) and (B) in consideration for the foregoing, the Company desires to issue to BHT 5,400,000 Investment Preferred and 5,400,000 Class A Common Units (the “BHT Company Units”).

WHEREAS, BHT, ENA and Entsorgafin S.p.A. are party to that certain Technology License Agreement, dated as of November 1, 2017(the “Technology License”);

WHEREAS, immediately prior to the execution of this Agreement, ENA owns sixty (60) Units (as such term is defined in the Rensselaer LLCA) of Rensselaer (such units, the “ENA Rensselaer Units”);

WHEREAS, immediately prior to the execution of this Agreement, ENA owns 100% of the Membership Interests (as such term is defined in the New Windsor LLCA) of New Windsor (the “ENA New Windsor Units”);

WHEREAS, (A) ENA desires to contribute to the Company, and the Company desires to accept from ENA, (i) ENA’s rights and obligations under the Technology License, (ii) the ENA Rensselaer Units, (iii) the ENA New Windsor Units and (iv) the ENA Contracts (as defined below) and (B) in consideration for the foregoing, the Company desires to issue to ENA 600,000 Investment Preferred and 600,000 Class A Common Units (the “ENA Company Units”);

WHEREAS, ENA desires to contribute to BHT the ENA Company Units and BHT desires to accept such ENA Company Units;

WHEREAS, ENA acknowledges that the contribution of the ENA Company Units will have a material benefit to BHT which ENA acknowledges is good, valuable and sufficient consideration for the contribution of the ENA Company Units;

WHEREAS, after giving effect to the forgoing, (A) the Company desires to contribute (i) the BHT Entsorga Units, (ii) the ENA New Windsor Units, (iii) the ENA Rensselaer Units, (iv) ENA’s rights and obligations under the Technology License, (v) the Gold Medal Cash, (vi) the BHT Contracts and (vii) the ENA Contracts (collectively, the “Aggregate Contribution”) to AV Buyer and immediately thereafter, AV Buyer desires to contribute to AV Tech the Aggregate Contribution; and

WHEREAS, after giving effect to all the foregoing, the Company’s member schedule shall be as set forth on Schedule 1 attached hereto.

2

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and upon the terms and subject to the conditions hereinafter set forth, the parties hereto agree as follows:

ARTICLE 1
PAYOFF AND CONTRIBUTIONS

1.1           Gold Medal Advance Payoff. The Company hereby repays to Gold Medal the Gold Medal Advance in satisfaction of the Company’s obligations under the Advance Agreement (the “Company Payoff”). Gold Medal hereby acknowledges and agrees that as of the date hereof, Gold Medal has received (or is deemed to have received) the Company Payoff and as a result thereof, Gold Medal hereby acknowledges and agrees that, as of the date hereof, the amount owed by the Company to Gold Medal pursuant to the Advance Agreement has been reduced to zero dollars ($0.00). Accordingly, as a result of the foregoing, Gold Medal hereby agrees that the Company has no further obligations or liabilities under the Advance Agreement.

1.2           Gold Medal – Company Contribution. Gold Medal hereby contributes to the Company and the Company hereby accepts (i) the Gold Medal Cash and (ii) the GM AV Buyer Shares and in exchange thereof the Company hereby issues to Gold Medal the Gold Medal Company Units.

1.3            BHT – Company Contribution. BHT hereby contributes to the Company and the Company hereby accepts (i) the BHT Entsorga Units and (ii) the BHT Contracts and in exchange thereof the Company hereby issues to BHT the BHT Company Units.

1.4           ENA – Company Contribution. ENA hereby contributes to the Company and the Company hereby accepts (i) ENA’s rights and obligations under the Technology License, (ii) the ENA Rensselaer Units,(iii) the ENA New Windsor Units and (iv) the ENA Contracts and in exchange thereof, the Company hereby issues to ENA the ENA Company Units.

1.5           ENA – BHT Contribution. Immediately after giving effect to the foregoing contributions, ENA hereby contributes to BHT and BHT hereby accepts the ENA Company Units.

1.6           Company – AV Buyer Contribution. Immediately after giving effect to the foregoing contributions, the Company hereby contributes to AV Buyer and AV Buyer hereby accepts the Aggregate Contribution.

1.7           AV Buyer – AV Tech Contribution. Immediately after giving effect to the foregoing contributions, AV Buyer hereby contributes to AV Tech and AV Tech hereby accepts the Aggregate Contribution.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Company. The Company hereby represents and warrants to Gold Medal, BHT, ENA, and AV Buyer that:

3

(a)          Organization. The Company (i) is a duly organized and validly existing limited liability company in good standing under the applicable laws of Delaware, and (ii) has the requisite limited liability power and authority to own its property and assets and to transact the business in which it is engaged.

(b)          Authorization. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Company.

(c)          Enforceability. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(d)          Government Authorization. The execution, delivery and performance by the Company of this Agreement requires no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any entity exercising executive, legislative, judicial, regulatory or administrative functions of a governmental body, including any court, arbiter, or arbitral tribunal (“Government Agency”) in each case, having jurisdiction over the Company, except for such orders, licenses, consents, authorizations, approvals and exemptions as have been obtained and such actions, notices, filings and registrations as have been taken or made.

(e)          Noncontravention. The execution, delivery and performance by the Company of this Agreement does not and will not (A) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon the Company, (B) require any consent, notice or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or any of its assets or properties, or (C) result in the creation or imposition of any material liens, encumbrances, mortgage, claims and/or restrictions of any kind and nature whatsoever (other than restrictions imposed by applicable securities laws) (“Lien”) on any property or asset of the Company.

(f)         Disclosure of Information. The Company has received and reviewed information about each of (i) Entsorga, (ii) New Windsor, (iii) Rensselaer and (iv) AV Buyer, and has had an opportunity to ask questions and receive answers from each of (i) Entsorga, (ii) New Windsor, (iii) Rensselaer and (iv) AV Buyer respectively regarding the terms and conditions of the offering of the (i) BHT Entsorga Units, (ii) ENA New Windsor Units, (iii) ENA Rensselaer Units, and (iv) the GM AV Buyer Shares pursuant to this Agreement and the business, properties, prospects and financial condition of each of (i) Entsorga, (ii) New Windsor, (iii) Rensselaer and (iv) AV Buyer and their current and proposed subsidiaries and to conduct such due diligence review as the Company has deemed appropriate.

4

(g)          Investment Intent. The Company is acquiring the applicable (i) BHT Entsorga Units, (ii) ENA New Windsor Units, (iii) ENA Rensselaer Units, and (iv) the GM AV Buyer Shares for the Company’s own account or the account of the Company’s affiliates, with the present intention of holding such securities directly or indirectly for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(h)          No Public Market. The Company understands that no public market now exists for the (i) BHT Entsorga Units, (ii) ENA New Windsor Units, (iii) ENA Rensselaer Units, and (vi) GM AV Buyer Shares and that there is no assurance that a public market will ever exist for (i) BHT Entsorga Units, (ii) ENA New Windsor Units, (iii) ENA Rensselaer Units, and (iv) the GM AV Buyer Shares. The Company also understands that Rule 144 promulgated under the Securities Act of 1933, as amended, and the rules promulgated thereunder (the “Securities Act”) is not presently available with respect to the sale of any of the (i) BHT Entsorga Units, (ii) ENA New Windsor Units, (iii) ENA Rensselaer Units and (iv) the GM AV Buyer Shares.

2.2         Representations and Warranties of Gold Medal. Gold Medal hereby represents and warrants to the Company, BHT, and ENA that:

(a)          Organization. Gold Medal (i) is a duly organized and validly existing limited liability company in good standing under the applicable laws of Delaware, and (ii) has the requisite limited liability power and authority to own its property and assets and to transact the business in which it is engaged.

(b)          Authorization. The execution and delivery of this Agreement by Gold Medal and the consummation of the transactions contemplated hereby have been duly authorized by Gold Medal.

(c)          Enforceability. This Agreement constitutes a valid and binding obligation of Gold Medal enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(d)          Government Authorization. The execution, delivery and performance by Gold Medal of this Agreement requires no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, Government Agency in each case, having jurisdiction over Gold Medal, except for such orders, licenses, consents, authorizations, approvals and exemptions as have been obtained and such actions, notices, filings and registrations as have been taken or made.

(e)          Noncontravention. The execution, delivery and performance by Gold Medal of this Agreement does not and will not (A) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon Gold Medal, (B) require any consent, notice or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of Gold Medal or to a loss of any benefit to which Gold Medal is entitled under any provision of any agreement or other instrument binding upon Gold Medal or any of its assets or properties, or (C) result in the creation or imposition of any material Lien on any property or asset of Gold Medal.

5

(f)          Litigation. Except as set forth on Schedule 2.2(f), during the previous five (5) years, there have not been any, and there are no actions, suits, claims, charges, complaints, grievances, disputes, hearings, audits, investigations, inquiries, litigation, arbitrations, proceedings or orders (“Proceedings”) commenced or heard by or before a Government Agency pending or threatened against AV Buyer or any of its employees, or pending or threatened by AV Buyer against any third party, in law or in equity. AV Buyer is not subject to any governmental investigations or inquiries. AV Buyer is not subject to any judgment, order or decree of any Government Agency resulting from a Proceeding to which the AV Buyer is or was a party.

(g)          Compliance with Laws; Permits. Except as set forth on Schedule 2.2(g):

(A)         AV Buyer has, since the date of its formation, complied with, and is currently in compliance, in all respects with all applicable material statutes, laws, codes, ordinances, regulations, rules, orders, determinations, judgments, writs, injunctions, rulings, acts, awards, writs or decrees of any Government Agency, including common law (collectively, “Laws”) relating to the operation of its business. No written notices have been received by AV Buyer and no written claims have been filed against AV Buyer alleging a violation of any such Laws.

(B)         AV Buyer holds all permits, licenses, certificates, rights, orders, qualifications, accreditations and other authorizations of all Government Agency (“Permits”) required for the conduct of its business and the ownership of its properties. AV Buyer is in compliance in all respects with the terms and conditions of all Permits it holds.

(C)         AV Buyer has not, directly or indirectly, (i) made or agreed to make any contribution, payment or gift to any government official, employee or agent where either the contribution, payment or gift or the purpose thereof was illegal under the Laws of any federal, state or local jurisdiction, (ii) established or maintained any unrecorded fund or asset for any purpose or made any false entries on its books and records, (iii) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office or (iv) paid or delivered any fee, commission or any other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which in any manner relates to the assets, business or operations of any Company.

(h)          Ownership of GM AV Buyer Shares. Prior to the execution of this Agreement, Gold Medal holds of record (legally, beneficially and of record) the GM AV Buyer Shares, free and clear of any and Liens. Gold Medal further represents and warrants that no person has any right or obligation to purchase, acquire, redeem, repurchase, or retire any of the GM AV Buyer Shares nor are there any voting trusts, proxies or other agreements with respect to the voting or transfer of the GM AV Buyer Shares. GM further represents and warrants that the GM AV Buyer Shares are duly authorized, validly issued and non-assessable and will have been issued free and clear of any preemptive or similar rights and in compliance with all applicable material federal and state laws.

6

(i)          Taxes. AV Buyer has filed or caused to be filed on a timely basis all material tax returns, declarations, reports, claims for refund or information return or statement filed or required to be filed with any Government Agency relating to taxes of any kind, including federal, state, local and foreign income, profit, premium, license, severance, occupation, windfall profits, capital gains, capital stock, transfer, registration, social security, production, franchise, payroll, sales, employment, gross receipts, use, property, exercise, value added, alternative or add-on minimum, environmental or other tax, duty, levy, fee, custom, tariff or impost (“Tax”) that are required to be filed by it pursuant to applicable Law (“Tax Returns”). All Tax Returns filed by AV Buyer are true, correct and complete in all material respects. AV Buyer has timely paid all Taxes owed by it pursuant to applicable Law. AV Buyer is not currently the beneficiary of any extension of time within which to file any Tax Return. No written claim has ever been made or is expected to be made by any Government Agency in a jurisdiction where AV Buyer does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens with respect to Taxes on any of the assets of AV Buyer.

(j)          No Undisclosed Liabilities. Except as set forth on Schedule 2.2(j), AV Buyer has not incurred any liabilities, obligations or claims of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, or vested or unvested (“Liabilities”).

(k)          Disclosure of Information. Gold Medal has received and reviewed information about the Company and has had an opportunity to ask questions and receive answers from Company regarding the terms and conditions of the offering of the Gold Medal Company Units pursuant to this Agreement and the business, properties, prospects and financial condition of each of the Company and their current and proposed subsidiaries and to conduct such due diligence review as Gold Medal has deemed appropriate.

(l)          Investment Intent. Gold Medal is acquiring the Gold Medal Company Units for the Company’s own account or the account of its affiliates, with the present intention of holding such securities directly or indirectly for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(m)        No Public Market. Gold Medal understands that no public market now exists for the Gold Medal Company Units and that there is no assurance that a public market will ever exist for the Gold Medal Company Units. Gold Medal also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the Gold Medal Company Units.

7

2.3         Representations and Warranties of BHT. BHT hereby represents and warrants to the Company, Gold Medal and ENA that:

(a)          Organization. BHT (i) is a duly organized and validly existing corporation in good standing under the applicable laws of Delaware, and (ii) has the requisite corporate power and authority to own its property and assets and to transact the business in which it is engaged.

(b)          Authorization. The execution and delivery of this Agreement by BHT and the consummation of the transactions contemplated hereby have been duly authorized by BHT.

(c)          Enforceability. This Agreement constitutes a valid and binding obligation of BHT enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(d)          Government Authorization. Except as set forth on Schedule 2.3(d), the execution, delivery and performance by BHT of this Agreement requires no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, Government Agency in each case, having jurisdiction over BHT, except for such orders, licenses, consents, authorizations, approvals and exemptions as have been obtained and such actions, notices, filings and registrations as have been taken or made.

(e)          Noncontravention. Except as set forth on Schedule 2.3(e), the execution, delivery and performance by BHT of this Agreement does not and will not (A) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon BHT, (B) require any consent, notice or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of BHT or to a loss of any benefit to which BHT is entitled under any provision of any agreement or other instrument binding upon BHT or any of its assets or properties, or (C) result in the creation or imposition of any material Lien on any property or asset of BHT.

(f)          Ownership of BHT Entsorga Units. Except for that certain Amended Membership Pledge Agreement dated March 20, 2017 by and among BHT, U.S. Bank National Association and Entsorga, prior to the execution of this Agreement, BHT holds of record (legally, beneficially and of record) the BHT Entsorga Units free and clear of any and all Liens. BHT further represents and warrants that no person has any right or obligation to purchase, acquire, redeem, repurchase, or retire any of the BHT Entsorga Units nor are there any voting trusts, proxies or other agreements with respect to the voting or transfer of the BHT Entsorga Units. BHT further represents and warrants that the BHT Entsorga Units are duly authorized, validly issued and non-assessable and will have been issued free and clear of any preemptive or similar rights and in compliance with all applicable material federal and state laws.

8

(g)          Contracts. All of the contracts, licenses, agreements or commitments set forth on Schedule 2.3(g) (the “BHT Contracts”) are valid, binding and enforceable in accordance with their respective terms except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity. The BHT Contracts shall be in full force and effect, without penalty in accordance with its terms upon consummation of the transactions contemplated by this Agreement. No person is in default in any material respect under or in material breach of, nor in receipt of any written claim of default or breach under, any BHT Contract. No event has occurred which with the passage of time or the giving of notice or both would result in a default or breach by any person under any BHT Contract; and BHT does not have any knowledge of any existing or threatened breach or cancellation by the other parties to any BHT Contract.

(h)          Disclosure of Information. BHT has received and reviewed information about (i) the Company and (ii) ENA and has had an opportunity to ask questions and receive answers from (i) the Company and (ii) ENA regarding the terms and conditions of the offering of (i) the BHT Company Units and (ii) the ENA Company Units respectively pursuant to this Agreement and the business, properties, prospects and financial condition of each of (i) the Company and its respective current and proposed subsidiaries and (ii) ENA and its current and proposed subsidiaries to conduct such due diligence review as BHT has deemed appropriate.

(i)          Investment Intent. BHT is acquiring (i) the BHT Company Units and (ii) ENA Company Units for BHT’s own account or the account of its affiliates, with the present intention of holding such securities directly or indirectly for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(j)          No Public Market. BHT understands that no public market now exists for (i) the BHT Company Units and (ii) ENA Company Units and that there is no assurance that a public market will ever exist for (i) the BHT Company Units and (ii) ENA Company Units. BHT also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of (i) the BHT Company Units and (ii) ENA Company Units.

2.4         Representations and Warranties of ENA. ENA hereby represents and warrants to the Company, Gold Medal, and BHT that:

(a)          Organization. ENA (i) is a duly organized and validly existing limited liability company in good standing under the applicable laws of Delaware, and (ii) has the requisite limited liability power and authority to own its property and assets and to transact the business in which it is engaged.

(b)          Authorization. The execution and delivery of this Agreement by ENA and the consummation of the transactions contemplated hereby have been duly authorized by ENA.

(c)          Enforceability. This Agreement constitutes a valid and binding obligation of ENA enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

9

(d)          Government Authorization. Except as set forth on Schedule (d) , the execution, delivery and performance by ENA of this Agreement requires no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, Government Agency in each case, having jurisdiction over ENA, except for such orders, licenses, consents, authorizations, approvals and exemptions as have been obtained and such actions, notices, filings and registrations as have been taken or made.

(e)          Noncontravention. Except as set forth on Schedule 2.4(e), the execution, delivery and performance by ENA of this Agreement does not and will not (A) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon ENA, (B) require any consent, notice or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of ENA or to a loss of any benefit to which ENA is entitled under any provision of any agreement or other instrument binding upon ENA or any of its assets or properties, or (C) result in the creation or imposition of any material Lien on any property or asset of ENA.

(f)          Technology License. ENA owns good, valid and transferable title to its rights and obligations under the Technology License, free and clear of any Liens. The consummation of the transactions contemplated herein, including the contribution of ENA’s rights and obligations under the Technology License will not result in default or breach by any person under the Technology License.

(g)          Ownership of ENA Rensselaer Units. Prior to the execution of this Agreement, ENA holds of record (legally, beneficially and of record) the ENA Rensselaer Units free and clear of any and all Liens. ENA further represents and warrants that no person has any right or obligation to purchase, acquire, redeem, repurchase, or retire any of the ENA Rensselaer Units nor are there any voting trusts, proxies or other agreements with respect to the voting or transfer of the ENA Rensselaer Units. ENA further represents and warrants that the ENA Rensselaer Units are duly authorized, validly issued and non-assessable and will have been issued free and clear of any preemptive or similar rights and in compliance with all applicable material federal and state laws.

(h)          Ownership of ENA New Windsor Units. Prior to the execution of this Agreement, ENA holds of record (legally, beneficially and of record) the ENA New Windsor Units free and clear of any and all Liens. ENA further represents and warrants that no person has any right or obligation to purchase, acquire, redeem, repurchase, or retire any of the ENA New Windsor Units nor are there any voting trusts, proxies or other agreements with respect to the voting or transfer of the ENA New Windsor Units. ENA further represents and warrants that the ENA New Windsor Units are duly authorized, validly issued and non-assessable and will have been issued free and clear of any preemptive or similar rights and in compliance with all applicable material federal and state laws.

10

(i)          Contracts.

(A)         Schedule 2.4(i)(A) contains an accurate and complete list, and ENA has delivered to the Company, true, accurate and complete copies of each agreement, lease, license, sublicense, purchase order, indenture, loan agreement, guaranty, obligation, franchise, mortgage, obligation, instrument, promise or undertaking, or any commitment to enter into any of the foregoing (in each case, whether written or oral and whether express or implied) (“Contract”) to which Rensselaer and New Windsor are bound (including the name, parties to, and date of such Contracts) (the “Project Material Contracts”):

1.   with a Government Agency;

2.   that involve performances or services or delivery of goods or materials by Rensselaer or New Windsor of an amount or value in excess of $10,000;

3.   that contains any “non-competition,” “non-solicitation,” “most favored nations,” or other “restrictive covenant” provision with respect to Rensselaer or New Windsor, that prohibits Rensselaer or New Windsor respectively from freely engaging in any business or competing anywhere in the world;

4.   that otherwise involves expenditures or receipts of any of Rensselaer or New Windsor of an amount or value in excess of $20,000 annually;

5.   affecting the ownership of, leasing of, title to, use of or any leasehold interest or other interest in any real or tangible personal property;

6.   involving a sharing of profits, losses, costs or Liabilities by any of Rensselaer or New Windsor with any other person, however named;

7.   that is or involves power of attorney of any of Rensselaer or New Windsor that is currently effective and outstanding;

8.   with a customer, vendor or supplier of Rensselaer or New Windsor of an amount or value in excess of $10,000;

9.   pursuant to which any of Rensselaer or New Windsor has acquired (A) a business or entity, or substantially all of the assets of a business or entity or (B) sold, divested or otherwise transferred a material portion of the business or assets of any of Rensselaer or New Windsor, in each case, by way of merger, consolidation, purchase of stock, purchase of assets, license or otherwise;

10. for capital expenditures in excess of $25,000 annually;

11. that is or includes written warranty, guaranty, or other similar undertaking with respect to contractual performance extended by any of Rensselaer or New Windsor;

12. that is a settlement, conciliation or similar agreement with (A) any person pursuant to which any of Rensselaer or New Windsor will have a material outstanding obligation after the date of this Agreement or (B) with any Government Agency;

11

13. that is an Employment Contract for employment by any of Rensselaer or New Windsor on a full time, part time or other basis;

14. for any independent contractor or consultant providing services to any of Rensselaer or New Windsor;

15. relating to the ownership of, investments in or loans and advances of any person, including joint venture and minority investments, other than employee, officer or director expense reimbursements in the ordinary course of business;

16. relating to any indebtedness for borrowed money or issued in substitution for or exchange of indebtedness for borrowed money or the mortgaging, pledging or otherwise placing any Lien on any asset of any of Rensselaer or New Windsor, or any letter of credit arrangements or any guarantees thereof;

17. that is an amendment, supplement or modification (whether oral or written) in respect of any of the foregoing.

(B)         All of the Project Material Contracts are valid, binding and enforceable in accordance with their respective terms except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity. The Project Material Contracts shall be in full force and effect, without penalty in accordance with its terms upon consummation of the transactions contemplated by this Agreement. No person is in default in any material respect under or in material breach of, nor in receipt of any written claim of default or breach under, any Project Material Contract. No event has occurred which with the passage of time or the giving of notice or both would result in a default or breach by any person under any Project Material Contract; and ENA does not have any knowledge of any existing or threatened breach or cancellation by the other parties to any Project Material.

(C)         Contracts. All of the contracts, licenses, agreements or commitments set forth on Schedule 2.4(i)(C) (the “ENA Contracts”) are valid, binding and enforceable in accordance with their respective terms except as the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding at law or in equity. The ENA Contracts shall be in full force and effect, without penalty in accordance with its terms upon consummation of the transactions contemplated by this Agreement. No person is in default in any material respect under or in material breach of, nor in receipt of any written claim of default or breach under, any ENA Contract. No event has occurred which with the passage of time or the giving of notice or both would result in a default or breach by any person under any ENA Contract; and ENA does not have any knowledge of any existing or threatened breach or cancellation by the other parties to any ENA Contract.

12

(j)          Assets.

(A)         Each of Rensselaer and New Windsor respectively owns and has valid title to, or the right to use under valid leases or licenses, all assets, tangible and intangible, used in the business of each of their respective businesses. Such assets constitute all of the assets, tangible and intangible, of any nature whatsoever, necessary and sufficient to operate the business of each of Rensselaer and New Windsor respectively in the manner presently conducted by each of them;

(B)         Each of any of Rensselaer and New Windsor own good, valid and transferable title to each of the assets used in their respective businesses, free and clear of any Liens.

(k)          Litigation. Except as set forth on Schedule 2.4(k), during the previous five (5) years, there have not been any, and there are no Proceedings commenced or heard by or before a Government Agency pending or threatened against any of Rensselaer or New Windsor or any of their respective employees, or pending or threatened by any of Rensselaer or New Windsor against any third party, in law or in equity. None of Rensselaer or New Windsor is subject to any governmental investigations or inquiries. None of Rensselaer or New Windsor is subject to any judgment, order or decree of any Government Agency resulting from a Proceeding to which any of Rensselaer or New Windsor is or was a party.

(l)          Compliance with Laws; Permits.

(A)         Except as set forth on Schedule 2.4(l)(j)(A), each of Rensselaer and New Windsor has, since the date of their respective formation, complied with, and is currently in compliance, in all respects with all Laws relating to the operation of their respective businesses. No written notices have been received by any of Rensselaer or New Windsor and no written claims have been filed against any of Rensselaer or New Windsor alleging a violation of any such Laws.

(B)         Each of Rensselaer and New Windsor respectively hold all Permits required for the conduct of their respective businesses and the ownership of their respective properties. Schedule 2.4(l)(B) sets forth all the Permits required for the conduct of the respective businesses of Rensselaer and New Windsor, respectively, and the ownership of their respective properties. Each of Rensselaer and New Windsor is in compliance in all respects with the terms and conditions of all Permits each of them holds.

(C)         None of Rensselaer or New Windsor has, directly or indirectly, (i) made or agreed to make any contribution, payment or gift to any government official, employee or agent where either the contribution, payment or gift or the purpose thereof was illegal under the Laws of any federal, state or local jurisdiction, (ii) established or maintained any unrecorded fund or asset for any purpose or made any false entries on its books and records, (iii) made or agreed to make any contribution, or reimbursed any political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office or (iv) paid or delivered any fee, commission or any other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which in any manner relates to the assets, business or operations of any Company.

13

(m)        No Undisclosed Liabilities. Except as set forth on Schedule 2.4(m), none of Rensselaer and New Windsor has incurred any Liabilities.

(n)          Taxes. Rensselaer and New Windsor have each filed or caused to be filed on a timely basis all material Tax Returns. All Tax Returns filed by Rensselaer and New Windsor respectively are true, correct and complete in all material respects. Each of Rensselaer and New Windsor has timely paid all Taxes owed by it pursuant to applicable Law. None of Rensselaer and New Windsor is currently the beneficiary of any extension of time within which to file any Tax Return. No written claim has ever been made or is expected to be made by any Government Agency in a jurisdiction where any of Rensselaer and New Windsor does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens with respect to Taxes on any of the assets of any of Rensselaer and New Windsor.

(o)          Disclosure of Information. ENA has received and reviewed information about the Company and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the ENA Company Units pursuant to this Agreement and the business, properties, prospects and financial condition of each of the Company and its respective current and proposed subsidiaries and to conduct such due diligence review as ENA has deemed appropriate.

(p)          Investment Experience. ENA acknowledges that ENA can bear the economic risk of ENA’s investment in the ENA Company Units being contributed to ENA, and has such knowledge and experience in financial or business matters that ENA is capable of evaluating the merits and risks of owning an investment in the ENA Company Units.

(q)          Accredited Investor. ENA is an “accredited investor” as defined under Rule 501 promulgated under the Securities Act.

(r)          Investment Intent. ENA is acquiring the ENA Company Units for ENA’s own account or the account of its affiliates, with the present intention of holding such securities directly or indirectly for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(s)          No Public Market. ENA understands that no public market now exists for the ENA Company Units and that there is no assurance that a public market will ever exist for the ENA Company Units. ENA also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the ENA Company Units.

14

2.5         Representations and Warranties of AV Buyer. AV Buyer hereby represents and warrants to the Company and AV Tech that:

(a)         Organization. AV Buyer (i) is a duly organized and validly existing corporation in good standing under the applicable laws of Delaware, and (ii) has the requisite corporate power and authority to own its property and assets and to transact the business in which it is engaged.

(b)         Authorization. The execution and delivery of this Agreement by AV Buyer and the consummation of the transactions contemplated hereby have been duly authorized by AV Buyer.

(c)          Enforceability. This Agreement constitutes a valid and binding obligation of AV Buyer enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(d)          Government Authorization. The execution, delivery and performance by AV Buyer of this Agreement requires no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any Government Agency in each case, having jurisdiction over AV Buyer, except for such orders, licenses, consents, authorizations, approvals and exemptions as have been obtained and such actions, notices, filings and registrations as have been taken or made.

(e)          Noncontravention. The execution, delivery and performance by AV Buyer of this Agreement does not and will not (A) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon AV Buyer, (B) require any consent, notice or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of AV Buyer or to a loss of any benefit to which AV Buyer is entitled under any provision of any agreement or other instrument binding upon AV Buyer or any of its assets or properties, or (C) result in the creation or imposition of any material Lien on any property or asset of AV Buyer.

(f)          Taxes. AV Buyer has filed or caused to be filed on a timely basis all material Tax Returns. All Tax Returns filed by AV Buyer are true, correct and complete in all material respects. AV Buyer has timely paid all Taxes owed by it pursuant to applicable Law. AV Buyer is not currently the beneficiary of any extension of time within which to file any Tax Return. No written claim has ever been made or is expected to be made by any Government Agency in a jurisdiction where AV Buyer does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens with respect to Taxes on any of the assets of AV Buyer.

(g)          Disclosure of Information. AV Buyer has received and reviewed information about each of (i) Entsorga, (ii) New Windsor and (iii) Rensselaer and has had an opportunity to ask questions and receive answers from each of (i) Entsorga, (ii) New Windsor and (iii) Rensselaer respectively regarding the terms and conditions of the offering of the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units pursuant to this Agreement and the business, properties, prospects and financial condition of each of (i) Entsorga, (ii) New Windsor and (iii) Rensselaer and their current and proposed subsidiaries and to conduct such due diligence review as AV Buyer as deemed appropriate.

15

(h)          Investment Intent. AV Buyer is acquiring the applicable (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units for AV Buyer’s own account or the account of AV Buyer’s affiliates, with the present intention of holding such securities directly or indirectly for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(i)          No Public Market. AV Buyer understands that no public market now exists for the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units and that there is no assurance that a public market will ever exist for (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units. AV Buyer also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units.

2.6         Representations and Warranties of AV Tech. AV Buyer hereby represents and warrants to AV Buyer that:

(a)          Organization. AV Tech (i) is a duly organized and validly existing limited liability company in good standing under the applicable laws of Delaware, and (ii) has the requisite limited liability power and authority to own its property and assets and to transact the business in which it is engaged.

(b)          Authorization. The execution and delivery of this Agreement by AV Tech and the consummation of the transactions contemplated hereby have been duly authorized by AV Tech.

(c)          Enforceability. This Agreement constitutes a valid and binding obligation of AV Tech enforceable in accordance with its terms, except as such enforceability may be limited by: (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, or (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

(d)          Government Authorization. The execution, delivery and performance by AV Tech of this Agreement requires no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any Government Agency in each case, having jurisdiction over AV Tech, except for such orders, licenses, consents, authorizations, approvals and exemptions as have been obtained and such actions, notices, filings and registrations as have been taken or made.

16

(e)          Noncontravention. The execution, delivery and performance by AV Tech of this Agreement does not and will not (A) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon AV Tech, (B) require any consent, notice or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of AV Tech or to a loss of any benefit to which AV Tech is entitled under any provision of any agreement or other instrument binding upon AV Tech or any of its assets or properties, or (C) result in the creation or imposition of any material Lien on any property or asset of AV Tech.

(f)          Taxes. AV Tech has filed or caused to be filed on a timely basis all material Tax Returns. All Tax Returns filed by AV Tech are true, correct and complete in all material respects. AV Tech has timely paid all Taxes owed by it pursuant to applicable Law. AV Tech is not currently the beneficiary of any extension of time within which to file any Tax Return. No written claim has ever been made or is expected to be made by any Government Agency in a jurisdiction where AV Tech does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Liens with respect to Taxes on any of the assets of AV Tech.

(g)          Disclosure of Information. AV Tech has received and reviewed information about each of (i) Entsorga, (ii) New Windsor and (iii) Rensselaer and has had an opportunity to ask questions and receive answers from each of (i) Entsorga, (ii) New Windsor and (iii) respectively regarding the terms and conditions of the offering of the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units pursuant to this Agreement and the business, properties, prospects and financial condition of each of (i) Entsorga, (ii) New Windsor and (iii) Rensselaer and their current and proposed subsidiaries and to conduct such due diligence review as AV Tech has deemed appropriate.

(h)          Investment Experience. AV Tech acknowledges that AV Tech can bear the economic risk of AV Tech’s investment in the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units being contributed to AV Tech, and has such knowledge and experience in financial or business matters that AV Tech is capable of evaluating the merits and risks of owning an investment in the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units.

(i)          Accredited Investor. AV Tech is an “accredited investor” as defined under Rule 501 promulgated under the Securities Act.

(j)          Investment Intent. AV Tech is acquiring the applicable (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units for AV Tech’s own account or the account of AV Tech’s affiliates, with the present intention of holding such securities directly or indirectly for purposes of investment, and has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws.

(k)          No Public Market. AV Tech understands that no public market now exists for the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units and that there is no assurance that a public market will ever exist for (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units. AV Tech also understands that Rule 144 promulgated under the Securities Act is not presently available with respect to the sale of any of the (i) BHT Entsorga Units, (ii) ENA New Windsor Units and (iii) ENA Rensselaer Units.

17

ARTICLE 3
COVENANTS

3.1         Cooperation and Proceedings; Access to Records.

(a)          After the execution of this Agreement, each party hereto shall cooperate with the Company and its counsel and make itself and its directors, officers, employees, advisors, accountants, bankers, financial advisors, legal counsel, agents and consultants (“Representatives”) reasonably available to the Company in connection with the institution or defense of any Proceeding, whether existing, threatened, or anticipated, involving or relating to the transactions contemplated herein, the Company, New Windsor or Rensselaer including providing testimony, books and records, and other information.

(b)          Each party hereto will make available to the other any books and records in the non-requesting party’s custody or control reasonably necessary for the purpose of preparing any financial statement or Tax Return or preparing for or defending any Tax-related examination of the requesting party, the Company, New Windsor or Rensselaer by any Government Agency. The party requesting such books and records will reimburse the non-requesting party for the reasonable out-of-pocket costs and expenses incurred by the non-requesting party. The non-requesting party will afford access to such books and records during normal business hours, upon reasonable advance notice given by the requesting party, and subject to such reasonable limitations as the non-requesting party may impose to delete competitively sensitive or privileged information.

(c)          Notwithstanding anything in this Section 3.1 to the contrary, no party shall be required to provide any books or records or other information to each other in the event of or in connection with any Proceeding or other dispute between a party, on the one hand, and any other party, on the other hand; except that this Section 3.1 shall not prevent any party nor any other person from obtaining such books and records or other information through valid legal process in any Proceeding, including but not limited to document demands, interrogatories, requests for admission, and/or subpoenas.

3.2         Confidentiality; Non-Solicitation; Non-Competition.

(a)          Confidentiality

(i)          Gold Medal, BHT, and ENA (the “Contributors”) hereby acknowledge and agree that, through their ownership or operation of the Company, they have occupied positions of trust and confidence with respect to the Company up to the date hereof and have had access to, and have become familiar with, some or all of the following documents, materials and information relating to the Company any and all of which constitute confidential and proprietary information (collectively, the “Confidential Information”): (i) customer lists, current and anticipated customer requirements, price lists, market studies and business plans; (ii) historical and projected sales data, financial data and projections, capital spending budgets and operating budgets; (iii) personnel training techniques and materials, and personnel files; (iv) environmental studies, reports, and analyses, and any related regulatory filings or submissions, including summaries, memoranda, reports, compilations or other derivations thereof, to the extent not publicly available or submitted to a Government Agency or third party; and (v) any and all other confidential or proprietary or other non-public information concerning the affairs or conduct of the Company or any of its direct or indirect subsidiaries, whether prepared by or on behalf of the parties.

18

(ii)         The Contributors hereby acknowledge and agree that the protection of the Confidential Information is necessary to protect and preserve the value of the assets, shares and the Company, and that without such protection, the Company would not have entered into this Agreements. Accordingly, subject to the provisions of Section 3.2(a)(ii), each Contributor hereby covenants and agrees, for itself and its Representatives and its and their successors and permitted assigns, that (i) such Contributor will treat and hold as confidential the Confidential Information, (ii) without the prior written consent of the Company (which consent will be at the Company’s absolute discretion to give or withhold), such Contributor will not, nor will such Contributor cause or permit any of its Representatives to, at any time on or after the date hereof, directly or indirectly, disclose to any person or use for its own account or benefit or for the account or benefit of any other person any Confidential Information and (iii) such Contributor shall delivery promptly to the Company, or destroy, at the request of Company, all embodiments (including all copies) of the Confidential Information which are in such Contributor’s possession or under such Contributor’s control. Notwithstanding the foregoing, Contributor’s may retain Confidential Information contained in an archived computer system in accordance with its security and/or disaster recovery procedures, as the case may be; provided, that any such Confidential Information retained pursuant to this sentence shall remain subject to the restrictions set forth in this Section 3.2(a)(ii).

(iii)        The provisions of Section 3.2(a)(ii) will not apply to any Confidential Information (i) that Contributors can demonstrate with documentary evidence is generally known to, and available for use by, the public other than as a result of the breach of this Agreement or any other agreement pursuant to which any person (including such person’s Representative) owes any duty of confidentiality to the other party or previously owed any duty of confidentiality to the other party, or (ii) that is required to be disclosed pursuant to Law. If a Contributor (including any Representative thereof) becomes compelled by Law to disclose any Confidential Information, such Contributor will provide the Company with prompt written notice of such requirement so that the Contributor may seek a protective order or other remedy in respect of such compelled disclosure. If such a protective order or other remedy is not obtained by or is not available to the Company, then such Contributor will be responsible for ensuring that only the minimum portion of such Confidential Information that is legally required to be disclosed is so disclosed, and such Contributor will use all reasonable efforts to obtain assurances that confidential treatment will be given to such Confidential Information. Confidential Information shall not be deemed “generally available to the public” merely because it is included or incorporated in more general information that is publicly available or because it combines features which individually may be publicly available.

19

(iv)         Notwithstanding anything to the contrary herein, the Contributor acknowledges and agrees that Gold Medal is an affiliate of an investment fund (“Kinderhook”) and that Kinderhook and its Representatives may own interests in or invest in companies (“Portfolio Companies”) that are or may be engaged in business activities competitive with the Company and may have businesses involving operations, concepts, ideas and technology similar or identical to those in which the Company is involved. As such, knowledge with respect to market conditions and general information regarding the industry in which the Company operates learned by individuals affiliated with Kinderhook (but excluding, for the avoidance of doubt, any Confidential Information regarding the Company or the Company) may be used by such individuals in making investment and other decisions in the course of Kinderhook’s investment activities. This Section 3.2(a) shall not (i) preclude Kinderhook or its Representatives from investing in such Portfolio Companies or (ii) impose restrictions on Kinderhook or limit the selection of individuals associated with such Kinderhook who may work with such Portfolio Companies.

(b)          Non-Solicitation. In consideration of the covenants provided for herein, during the period beginning on the date hereof and ending on the fifth (5th) anniversary of the date hereof (the “Restricted Period”), BHT and ENA each agree that BHT and ENA and each of their respective affiliates (the “Restricted Persons”) shall not, directly or indirectly, (i) induce or attempt to induce any employee of the Company or its affiliates to leave the employ or engagement of the Company or its affiliates, or in any way negatively interfere with the relationship between the Company or its affiliates and any employee or consultant substantially exclusive to any of the Company or its affiliates or (ii) hire or engage any person (in any capacity) that was an employee of the Company or its affiliates at any time during the 12-months prior to such hire. The restrictions of this Section 3.2(b) shall not apply to general solicitations not specifically targeted to the Company’s or its affiliates’ respective employees.

(c)          Non-Competition. In consideration of the covenants provided for herein, during the Restricted Period, the Restricted Persons shall not engage or have any interest, financial or otherwise, or accept employment from or serve in any capacity (such as owner, investor, director, lender, principal, agent, broker, consultant, partner or otherwise) with any mechanical-biological treatment facilities or waste management plants for the production of solid recovered fuel within the United States. Notwithstanding the foregoing, the Restricted Persons may be the owner of not more than 2% of the outstanding capital stock of any publicly-traded corporation which is engaged in any business, including a business in which such Restricted Person would be prevented from participating by the immediately preceding sentence.

(d)          Remedy for Breach. The parties acknowledge and agree that in the event of a breach by any party of any of the provisions of this Section 3.2, monetary damages shall not constitute a sufficient remedy. Consequently, in the event of any such breach, the Company and its affiliates and/or their respective successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof.

(e)          Enforcement. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 3.2 is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

20

(f)          Acknowledgement. The parties expressly acknowledge and agree that each and every restriction contained in this Section 3.2 is reasonable in all respects (including with respect to subject matter, time period and geographical area) and such restrictions are necessary to protect the Company (including the goodwill inherent therein).

3.3         Release

(a)          ENA Release. As a material inducement to the Company to enter into this Agreement, effective as of the execution of this Agreement, ENA, on behalf of itself and its affiliates and Representatives, agrees not to sue and fully releases and discharges Rensselaer, New Windsor and their respective assigns and successors (collectively, the “Company ENA Releasees”), with respect to and from any and all losses, liabilities, actions, cause of action, cost, damage, Tax or expense, whether or not arising out of third-party claims (including interest, penalties, reasonable attorneys’, consultants’ and experts’ fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing) (collectively, “Losses”), Liens, Liabilities, covenants or Proceedings, of whatever kind or nature in Law, equity or otherwise, whether now known or unknown, and whether or not concealed or hidden, all of which ENA now owns or holds or has at any time owned or held against the Company ENA Releasees, whether based on events, facts or circumstances occurring before or after the date hereof; provided, that nothing in this Section 3.3(a) will be deemed to constitute a release by ENA of any right to enforce its rights under this Agreement, any claim arising from or relating to this Agreements, or bringing any claim against the Company ENA Releasees arising from the transactions contemplated herein. It is the intention of ENA that such release be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, ENA hereby expressly waives, effective as of the date hereof, any and all rights and benefits conferred upon it by the provisions of Law and expressly consents that this release will be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as those relating to any other claims, demands and causes of action hereinabove specified, but only to the extent such section is applicable to releases such as this.

(b)          BHT Release. As a material inducement to the Company to enter into this Agreement, effective as of the execution of this Agreement, BHT, on behalf of itself and its affiliates and Representatives, agrees not to sue and fully releases and discharges Entsorga and its assigns and successors (collectively, the “Company BHT Releasees”), with respect to and from any and all Losses, Liens, Liabilities, covenants or Proceedings, of whatever kind or nature in Law, equity or otherwise, whether now known or unknown, and whether or not concealed or hidden, all of which BHT now owns or holds or has at any time owned or held against the Company BHT Releasees, whether based on events, facts or circumstances occurring before or after the date hereof; provided, that nothing in this Section 3.3(b) will be deemed to constitute a release by BHT of any right to enforce its rights under this Agreement, any claim arising from or relating to this Agreements, or bringing any claim against the Company BHT Releasees arising from the transactions contemplated herein. It is the intention of BHT that such release be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, BHT hereby expressly waives, effective as of the date hereof, any and all rights and benefits conferred upon it by the provisions of Law and expressly consents that this release will be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as those relating to any other claims, demands and causes of action hereinabove specified, but only to the extent such section is applicable to releases such as this.

21

(c)          Gold Medal Release. As a material inducement to the Company to enter into this Agreement, effective as of the execution of this Agreement, Gold Medal, on behalf of itself and its affiliates and Representatives, agrees not to sue and fully releases and discharges AV Buyer and its respective affiliates, directors, managers, partners, equity holders, controlling persons, officers, employees, assigns and successors (collectively, the “AV Buyer Releasees”), with respect to and from any and all Losses, Liens, Liabilities, covenants or Proceedings, of whatever kind or nature in Law, equity or otherwise, whether now known or unknown, and whether or not concealed or hidden, all of which Gold Medal now owns or holds or has at any time owned or held against the AV Buyer Releasees, whether based on events, facts or circumstances occurring before or after the date hereof; provided, that nothing in this Section 3.3(c) will be deemed to constitute a release by Gold Medal of any right to enforce its rights under this Agreement, any claim arising from or relating to this Agreements, or bringing any claim against the Company ENA Releasees arising from the transactions contemplated herein. It is the intention of Gold Medal that such release be effective as a bar to each and every claim, demand and cause of action hereinabove specified. In furtherance of this intention, Gold Medal hereby expressly waives, effective as of the date hereof, any and all rights and benefits conferred upon it by the provisions of Law and expressly consents that this release will be given full force and effect according to each and all of its express terms and provisions, including those related to unknown and unsuspected claims, demands and causes of action, if any, as those relating to any other claims, demands and causes of action hereinabove specified, but only to the extent such section is applicable to releases such as this.

3.4         Business Services Agreements. At any time after the date hereof, if AV Tech or any of its direct or indirect subsidiaries begins the development of a plant for the purposes of providing waste disposal services, including without limitation, recovering bio-mass, plastics and other carbon based materials from the mixed municipal solid waste stream and converting them into a safe alternative fuel source, or otherwise using the Entsorgafin technology, AV Tech shall, and BHT shall use its best efforts to cause AV Tech to, promptly inform AVWS and Gold Medal of such plant development and provide to AVWS (or any of its designees) so long as AVWS is a subsidiary of Gold Medal (and after such time, to any other entity designated by Gold Medal), the exclusive option (each such option, a “Services Option”) to provide substantially similar services as those provided by AVWS under the Existing BSA, including without limitation, solicitation, transportation, human resource, accounting, financial management and other general administrative and support services (collectively, “Business Services”) to AV Tech and such plant for a fee to be mutually agreed upon by the parties, provided, that AVWS (or its designee) has the ability to provide Business Services related to transport and disposal to such plant as the parties reasonably believe is required for such plant at a fair market rate for a plant of such size and nature. After receipt of such notice, AVWS (or such entity designated by AVWS) shall have sixty (60) days to determine whether to exercise such Service Option and provide AV Tech and such plant with Business Services. If AVWS (or such entity designated by AVWS) exercises such Service Option, AV Tech shall, and BHT shall use its best efforts to cause AV Tech to, enter into a Business Services Agreement with AVWS (or such entity designated by AVWS), substantially similar to the Existing BSA, pursuant to which AVWS (or such entity designated by AVWS) will provide Business Services in connection with the development of such plant. After the entry into such Business Services Agreement, AVWS (or such entity designated by AVWS) will use its best efforts to ensure that it is providing the Business Services to such plant prior to the date upon which such plant is fully operational. For the avoidance of doubt, if AVWS (or its designees) does not have the ability to provide Business Services related to transport and disposal to such plant as required in accordance with this Section 3.4, AV Tech shall have the ability to enter into a Business Services Agreement with a third party for the provision of Business Services related to transport and disposal to such plant without giving effect to any exclusivity obligations set forth in this Section 3.4 with respect to such plant.

22

3.5         Further Actions and Assurances. Upon the terms and conditions hereof, each of the parties shall use its reasonable best efforts to take, or cause to be taken, all appropriate action and do, or cause to be done, all things reasonably necessary, proper or advisable under applicable law to consummate the transactions contemplated herein. Each party, at the reasonable request of another party, shall execute and deliver, or cause to be delivered, such further certificates, instruments and other documents, and to take, or cause to be taken, such further actions as may be necessary or desirable for effecting the consummation of this Agreement.

ARTICLE 4
INDEMNIFICATION AND REMEDIES

4.1         Survival. Regardless of any investigation or disclosure made by or on behalf of any of the parties to this Agreement, all representations, warranties, covenants, and obligations in this Agreement, the Schedules, and any certificate, document, or other writing delivered pursuant to this Agreement will survive the execution of this agreement and the consummation and performance of the transactions contemplated herein indefinitely.

4.2         Indemnification. Each party, individually, and not jointly and not severally, shall indemnify and hold harmless the other parties and their respective Representatives, equityholders, shareholders and affiliates and their respective successors and assigns (collectively, the “Indemnified Persons”) from, and shall pay to any such Indemnified Persons the amount of, or reimburse such Indemnified Persons, for any Losses that any such Indemnified Person suffers, sustains or becomes subject to and arising from, in connection with, or relating to:

(a)          any breach of any representation or warranty made by such party in this Agreement or any other certificate, document, writing or instrument delivered by such party pursuant to or in connection with this Agreement; or

(b)          any breach of any covenant or obligation of such party in this Agreement or in any other certificate, document, writing or instrument delivered by such party pursuant to this Agreement.

23

4.3         Waiver. Each Contributor agrees, individually and not jointly and not severally, not to make any claim for indemnification hereunder against the Company by reason of the fact that such Contributor was an equity holder, director, manager, officer, employee or agent of the Company or its subsidiaries prior to the date hereof, or was serving at the request of the Company or its subsidiaries as a director, manager, officer, employee or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses or otherwise) with respect to any Proceedings brought by any of the Indemnified Persons against such Contributor to enforce such Indemnified Person’s right to indemnification under this Section 4 or any claim against such Contributor in connection with this Agreement.

ARTICLE 5
MISCELLANEOUS

5.1         Construction and Usage.

(a)          In this Agreement, unless a clear contrary intention appears: (i) the singular number includes the plural number and vice versa; (ii) reference to any person includes such person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a person in a particular capacity excludes such person in any other capacity or individually; (iii) reference to any gender includes each other gender; (iv) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (v) reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (vi) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof; (vii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (viii) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and (ix) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(b)          The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

5.2         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties.

5.3         Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when: (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties):

24

if to the Company:	Refuel America, LLC
c/o Kinderhook Industries, LLC
521 Fifth Avenue, 34th Floor
New York, NY 10175
	Attn:	[______]
	Emails:	[______]

and

BioHitech Golbal, Inc.
80 Red Schoolhouse Road, Suite 101
Chestnut Ridge, NY 10977
	Attn:	[______]
	Emails:	[______]

With a copy to:	Kirkland & Ellis LLP
(which shall not constitute	601 Lexington Avenue
valid delivery to the Company)	New York, NY 10022
	Attn:	[______]
	Emails:	[______]

if to Gold Medal:	Gold Medal, LLC
c/o Kinderhook Industries, LLC
521 Fifth Avenue, 34th Floor
New York, NY 10175
	Attn:	[______]
	Emails:	[______]

With a copy to:	Kirkland & Ellis LLP
(which shall not constitute	601 Lexington Avenue
valid delivery to Gold Medal)	New York, NY 10022
	Attn:	[______]
	Emails:	[______]

25

if to AV Buyer:	Apple Valley Waste Technologies Buyer, Inc.
c/o Kinderhook Industries, LLC
521 Fifth Avenue, 34th Floor
New York, NY 10175
	Attn:	[______]
	Emails:	[______]

and

BioHitech Golbal, Inc.
80 Red Schoolhouse Road, Suite 101
Chestnut Ridge, NY 10977
	Attn:	[______]
	Emails:	[______]

With a copy to:	Kirkland & Ellis LLP
(which shall not constitute	601 Lexington Avenue
valid delivery to AV Buyer)	New York, NY 10022
	Attn:	[______]
	Emails:	[______]

if to AV Tech:	Apple Valley Waste Technologies Buyer, Inc.
c/o Kinderhook Industries, LLC
521 Fifth Avenue, 34th Floor
New York, NY 10175
	Attn:	[______]
	Emails:	[______]

and

BioHitech Golbal, Inc.
80 Red Schoolhouse Road, Suite 101
Chestnut Ridge, NY 10977
	Attn:	[______]
	Emails:	[______]

With a copy to:	Kirkland & Ellis LLP
(which shall not constitute	601 Lexington Avenue
valid delivery to AV Tech)	New York, NY 10022
	Attn:	[______]
	Emails:	[______]

if to BHT:	BioHitech, Global, Inc.
80 Red Schoolhouse Road, Suite 101
Chestnut Ridge, NY 10977
	Attn:	[______]
	Emails:	[______]

26

With a copy to:	Kane Kessler, P.C.
(which shall not constitute	666 Third Avenue
valid delivery to BHT)	New York, NY 10017-4041
	Attn:	[______]
	Emails:	[______]

if to ENA:	E.N.A. Renewables, LLC
c/o BioHitech, Global, Inc.
80 Red Schoolhouse Road, Suite 101
Chestnut Ridge, NY 10977
	Attn:	[______]
	Emails:	[______]

With a copy to:	Kane Kessler, P.C.
(which shall not constitute	666 Third Avenue
valid delivery to ENA)	New York, NY 10017-4041
	Attn:	[______]
	Emails:	[______]

5.4           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

5.5           Enforcement of Agreement. Each party hereto acknowledges and agrees that each other party would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any breach of this Agreement by any other party could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which a party may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent breaches or threatened breaches of any of the provisions of this Agreement, without the requirement of proving actual damages or posting any bond or other undertaking.

5.6           Waiver. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law: (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

27

5.7           Amendments. This Agreement may be amended, supplemented or otherwise modified only upon the written consent of all of the parties hereto (or in the case of a waiver, by the party or parties waiving the applicable provision).

5.8           Counterparts; Facsimile and E-mail. This Agreement may be executed simultaneously in two or more counterparts (each of which may be transmitted via facsimile or e-mail), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission and by electronic mail in PDF format shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile and by electronic mail in PDF format shall be deemed to be their original signatures for all purposes.

5.9           Descriptive Headings; Interpretation. Section headings used in this Agreement are for convenience only and are not to affect the construction of, or to be taken into consideration in interpreting, such agreement. The use of the word “including” or any variation or derivative thereof in this Agreement is by way of example rather than by limitation.

5.10         Governing Law. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein may be brought in a state or federal court of competent jurisdiction in the State of Delaware, and each party irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any of transactions contemplated herein in any other court. The parties agree that they may each file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in this section may be served on any party by the mailing of copies thereof by registered or certified mail, postage prepaid, to the applicable address set forth in Section 5.3, such service to become effective ten (10) days after such mailing.

5.11         Waiver of Jury Trial. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

28

5.12         No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

5.13         Entire Agreement. This Agreement and the other documents referred to herein contain the entire agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties hereto, written or oral, which may have related to the subject matter hereof in any way.

* * * * *

29

IN WITNESS WHEREOF, the parties have executed this Contribution Agreement as of the date first written above.

REFUEL AMERICA, LLC

By:
Name:
Title:

GOLD MEDAL GROUP, LLC

By:
Name:
Title:

BIOHITECH GLOBAL, INC.

By:
Name:
Title:

E.N.A. RENEWABLES, LLC

By:
Name:
Title:

APPLE VALLEY WASTE TECHNOLOGIES BUYER, INC.

By:
Name:
Title:

APPLE VALLEY WASTE TECHNOLOGIES, LLC

By:
Name:
Title: